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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 17, 2004
                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

           NEVADA                                                33-0852923
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                     0-27915
                            (Commission File Number)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On December 17, 2004, Genius Products, Inc. (the "Company") concluded that certain errors were made with respect to the financial statements of the Company for the third quarter ended September 30, 2004 that should have resulted in a change in the timing of revenues recorded in the quarter totaling $755,260. The Company has restated its third quarter financial statements and has filed an amended Form 10-QSB with the Securities and Exchange Commission. The errors were uncovered in internal reviews by the Company, and the accounting procedures involved have since been corrected. Accordingly, the financial statements contained in the originally filed 10-QSB for the quarter ended September 30, 2004 should no longer be relied upon.

         The revenues at issue derived from sales of DVD products in two separate transactions involving new distribution channels or distributors. In the first transaction, the Company determined that several shipments of a multiple shipment sale actually shipped in the first few days of the fourth quarter rather than during the third quarter. The total revenues involved of $280,260 will be included in gross revenues for the fourth quarter ended December 31, 2004. Payment for these shipments was received in full. In the second transaction, the Company determined that one order totaling $475,000 involved a guaranteed sale commitment, and therefore the Company should have reserved the full amount against any possible returns. The Company anticipates receiving payment for this sale during the first quarter of 2005. When the payment is received and assurances are received that the product will not be returned, the sale will be recorded in net revenues.

         As adjusted for the restatement, gross revenues for the third quarter of 2004 were $5.8 million, rather than $6.1 million as originally reported. Net revenues were $5.0 million, rather than $5.8 million as originally reported. The Company's net loss for the third quarter was $0.9 million, or $0.04 per share, rather than a net loss of $0.7 million, or $0.03 per share.

         The Audit Committee and the authorized officers of the Company have discussed with the Company's independent registered public accountants the matters disclosed in this Form 8-K and in the amended Form 10-QSB.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         EXHIBIT       DESCRIPTION
         -------       -----------

         99.1          Press release of the Company issued on December 23, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GENIUS PRODUCTS, INC.

Date:  December 23, 2004                     By: /s/ Klaus Moeller
                                                 -------------------------------
                                                 Klaus Moeller
                                                 Chief Executive Officer



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                                INDEX TO EXHIBITS

     EXHIBIT           DESCRIPTION
     -----------------------------

     99.1              Press release of the Company issued on December 23, 2004.